John Hancock Funds II

Supplement dated September 26, 2011

to the Prospectus dated May 23, 2011

Fundamental Large Cap Value Fund

Effective September 26, 2011, the “Management fee” section of the prospectus is amended to reflect that the advisory fee rate is stated as an annual percentage of the current value of the aggregate net assets of the fund and the assets of the following funds: Fundamental Large Cap Value Trust, a series of John Hancock Variable Insurance Trust (JHVIT), and Fundamental Large Cap Value Fund and Optimized Value Fund, each a series of John Hancock Funds II.

Fundamental All Cap Core Fund

Effective September 26, 2011, the “Management fee” section of the prospectus is amended to reflect that the advisory fee rate is stated as an annual percentage of the current value of the aggregate net assets of the fund and the assets of the following funds: Fundamental All Cap Core Trust, a series of JHVIT, and Fundamental All Cap Core Fund, a series of John Hancock Funds II.

John Hancock Funds II

Supplement dated September 26, 2011

to the Prospectus dated December 31, 2010

Optimized Value Fund

On September 23, 2011 the Board of Trustees of the Optimized Value Fund voted to terminate and liquidate the Fund on or about November 4, 2011.

John Hancock Funds II

Supplement dated September 26, 2011

to the Prospectus dated November 30, 2010

Technical Opportunities Fund

Effective September 26, 2011, the Advisory Fee for the Technical Opportunities Fund is reduced to the following rate:

1.35% first $250 million of Net Assets;

1.30% next $250 million of Net Assets;

1.20% next $250 million of Net Assets; and

1.15% excess over $750 million of Net Assets.